UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2004


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                         0-19171                91-1463450
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA 98021
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               (Address of principal executive offices) (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 12. Results of Operations and Financial Condition

     On August 4, 2004, ICOS Corporation issued a press release announcing its financial results for the three and six months ended June 30, 2004, and summarizing recent events. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ICOS CORPORATION


Date:  August 4, 2004             By: /S/ MICHAEL A. STEIN
                                      --------------------
                                      Michael A. Stein
                                      Vice President and Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit No.   Description

99 Press Release of ICOS Corporation dated August 4, 2004, announcing its financial results for the three and six months ended June 30, 2004, and summarizing recent events.